UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007 (January 26, 2007)

PEOPLES ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 26, 2007, the Board of Directors of Peoples Energy Corporation declared a special pro rata dividend of $0.00605556 per share per day that will accrue from December 1, 2006, until and including the date prior to the effective date of the pending merger with WPS Resources Corporation. A copy of the press release announcing the declaration of the special dividend is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report.

Exhibit
Number	Description

99	Press release issued January 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrants)

Date: February 1, 2007	By: /s/ LINDA M. KALLAS
Linda M. Kallas
Vice President and Controller